October 15, 1996
                        PREMIER STRATEGIC GROWTH FUND
                          SUPPLEMENT TO PROSPECTUS
                             DATED MAY 1, 1996
        THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY SHARES."
        Payments which are mailed should be sent to Premier Strategic Growth Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. If you are opening a new account, please enclose your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427.
        The DDA number for payments transmitted by wire to The Bank of New York for purchase of Class A, Class B, Class C or Class R shares of the Fund in your name is as follows:
                              DDA# 8900119373
The wire must indicate the Class of shares being purchased and must include the other required information with respect to wire payments set forth under "How to Buy Shares" in the Fund's Prospectus.
        The Fund's Board of Trustees recently approved, subject to the approval of the Fund's shareholders, an Agreement and Plan of Reorganization (the "Plan") which would merge the Fund into Premier Aggressive Growth Fund (formerly, Premier Capital Growth Fund), a series of Premier Equity Funds, Inc. Under the Plan, the Fund's shareholders would receive for his or her Class A, Class B, Class C or Class R shares of the Fund a number of corresponding Premier Aggressive Growth Fund shares equal to the value of their Fund shares as of the date of the merger. The merger will not result in the imposition of Federal income tax on Fund shareholders.

                          (CONTINUED ON REVERSE SIDE)

        The Fund and Premier Aggressive Growth Fund have the same investment objective and substantially similar management policies, are managed by the same primary portfolio manager, Michael Schonberg, and pay the same investment advisory fee. In addition, the Funds have the same purchase and redemption options and offer the same investor services.
        A special meeting of shareholders to consider the Plan is scheduled to be held on or about December 16, 1996. A Prospectus/Proxy Statement describing the transaction and Premier Aggressive Growth Fund is expected to be mailed on or about October 15, 1996 to shareholders of record on October
1, 1996.
        THE FOLLOWING INFORMATION SUPERSEDES OR REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW
TO BUY SHARES -- CLASS A SHARES."
        Effective immediately, a CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase.
                                                                    038s101596